Certain confidential information contained in this document, marked by brackets, has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed

Exhibit 10.11

EXECUTION VERSION

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT AND AMENDMENT TO PLEDGE OF ACCOUNTS

This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT AND AMENDMENT TO PLEDGE OF ACCOUNTS, dated as of

September 6, 2023 (this “Amendment”), is entered into by and among Mesa Airlines, Inc., a Nevada corporation (“Mesa”), Mesa Air Group Airline Inventory Management, L.L.C., an Arizona limited liability company (“Mesa Inventory Management”, and together with Mesa being referred to herein, individually, as a “Borrower” and, collectively, as the “Borrowers”), Mesa Air Group, Inc., a Nevada corporation (“Holdings”, and together with the Borrowers being referred to herein, individually, as a “Loan Party” and, collectively, as the “Loan Parties”), as a Guarantor, the persons designated as “Lenders” on the signature pages hereto (the “Lenders”), and Wilmington Trust, National Association (“WTNA”) (as successor to CIT Bank, a division of First- Citizens Bank & Trust Company), in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), and WTNA (as successor to First-Citizens Bank & Trust Company (as successor by merger to CIT Bank, N.A.)), as collateral agent (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, Holdings, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit and Guaranty Agreement, dated as of June 30, 2022 (as amended by Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement, dated as of December 27, 2022, and by Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement, dated as of January 27, 2023, the “Existing Agreement”, as further amended by this Amendment, the “Amended Agreement”, and as the Amended Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement.

WHEREAS, Holdings and the Collateral Agent are parties to the Pledge of Accounts, dated as of January 27, 2023 (the “Existing Account Pledge Agreement”, as amended by this Amendment, the “Amended Account Pledge Agreement”, and as the Amended Account Pledge Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Account Pledge Agreement”).

WHEREAS, the Loan Parties desire to (a) amend the Existing Agreement (i) to increase the aggregate amount of the Revolving Commitments (as defined in the Existing Agreement), (ii) to provide for the reborrowing by the Borrowers, on the Amendment Effective Date (as defined below), of the portion of the Effective Date Bridge Loans that was previously repaid by the Borrowers, and (iii) in certain other particulars, and (b) amend the Existing Account Pledge Agreement in certain particulars, and each of the Borrowers, Holdings, the Lenders, the Administrative Agent and the Collateral Agent have agreed to such amendments on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to Existing Agreement. The Existing Agreement is, (i) with respect to the amendment described in this Section 1(g), effective as of August 31, 2023, and (ii) with respect to the other amendments described in this Section 1, effective as of the Amendment Effective Date upon the satisfaction (or waiver in writing by the Lenders in their sole discretion) of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

(a)
Section 1.01 of the Existing Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Adjusted CMV” [***]

“Additional Bridge Loan” [***]

“Amendment No. 3” means Amendment No. 3 to Second Amended and Restated Credit and Guaranty Agreement and Amendment to Pledge of Accounts, dated as of September 6, 2023, by and among the Borrowers, Holdings, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Amendment No. 3 Effective Date” means September 6, 2023.

“ASA CMV” means the “current market value” (as defined by the American Society of Appraisers).

“CMV” [***]

“CMV Ratio” [***]

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“Initial Effective Date Bridge Loan” means a Revolving Loan to be made by the Revolving Lenders to the Borrower Representative for the benefit of Borrowers on the Amendment No. 1 Effective Date pursuant to Sections 2.01(b) and 2.02, in a principal amount [***].

“Secured Obligations” has the meaning assigned to such term in the Security Agreement.

(b)
Section 1.01 of the Existing Agreement is hereby amended by deleting the definitions of “Adjusted OLV”, “ASA OLV”, “OLV” and “OLV Ratio” in their entirety.

(c)
The Existing Agreement is hereby amended by replacing each use of the term “OLV” with the defined term “CMV”.

(d)
The Existing Agreement is hereby amended by replacing each use of the term “OLV Ratio” with the defined term “CMV Ratio”.

(e)
The definition of “Borrowing Base” contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Borrowing Base” means an amount equal to:

(a)
[***]

(b)
[***]

(c)
[***]

(d)
[***]

(e)
[***]

(f)
The definition of “Effective Date Bridge Loan” contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

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“Effective Date Bridge Loan” means, collectively, the Initial Effective Date Bridge Loan and the Additional Bridge Loan, which Revolving Loans shall be due and payable on the Effective Date Bridge Loan Maturity Date pursuant to Section 2.07(c).

(g)
The definition of “Effective Date Loans” contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Effective Date Loans” means, collectively, the Effective Date Revolving Loan and the Initial Effective Date Bridge Loan.

(h)
The last sentence of the definition of “Revolving Commitment” contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

[***]

(i)
Section 2.01 of the Existing Agreement is hereby amended by adding the following new subsection (d) at the end thereof:

“(d) Additional Bridge Loan. Subject to Section 2.01(a) and the other terms and conditions set forth herein, [***]

(j)
Section 2.07(c) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Effective Date Bridge Loan. On the Effective Date Bridge Loan Maturity Date, the Borrowers shall repay to the Administrative Agent, for the ratable benefit of the Lenders, the outstanding principal amount of the Effective Date Bridge Loan. [***]

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(k)
Schedule 2.01 to the Existing Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

SECTION 2. Amendments to Existing Account Pledge Agreement. The Existing Account Pledge Agreement is, effective as of the Amendment Effective Date upon the satisfaction (or waiver in writing by the Lenders in their sole discretion) of the conditions precedent set forth in Section 3 hereof, hereby amended by replacing each reference to the defined term “Obligations” set forth therein (including, without limitation, each reference to such defined term set forth in Sections 2, 3, 4, 5, 13, 14, 15(b) and 16 of the Existing Account Pledge Agreement) with the defined term “Secured Obligations”.

SECTION 3. Conditions of Effectiveness of Amendment. The amendments to the Existing Agreement set forth in Section 1 hereof and the amendments to the Existing Account Pledge Agreement set forth in Section 2 hereof shall, in each case, become effective as of the date hereof upon the satisfaction (or waiver in writing by the Lenders in their sole discretion) of the following conditions (such date being referred to herein as the “Amendment Effective Date”):

(a)
Documents. The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance reasonably satisfactory to the Lenders:

(i)
Amendment. Counterparts of this Amendment duly executed and delivered by each Loan Party, the Administrative Agent, the Collateral Agent and each Lender.

(ii)
Security Agreement Amendment. Counterparts of Amendment No. 2 to the Security Agreement, substantially in the form of Exhibit B attached hereto, duly executed of each of the parties thereto. The Lenders hereby authorize and direct the Collateral Agent to execute and deliver such Amendment No. 2 to the Security Agreement.

(iii)
Secretary’s Certificate. A certificate, from each Loan Party, duly executed by such Loan Party’s secretary or assistant secretary, attaching thereto: (A) true, correct and complete copies of the Organization Documents of each Loan Party as in full force and effect on the Amendment Effective Date, certified to be true and complete as of a recent

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date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable; (B) true, correct and complete copies of such resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent or the Lenders may require evidencing the identity, authority and capacity of each Responsible Officer thereof

(1) executing any agreement, certificate or other document required to be delivered hereby or (2) authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party; and (C) such documents and certifications as the Administrative Agent or the Lenders may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation, in the state in which its principal place of business is located, and in each other state in which a failure to be so qualified would have a Material Adverse Effect.

(iv)
Closing Certificate. A certificate executed by a Responsible Officer of the Borrower Representative certifying the accuracy of the statements set forth in Sections 3(b) and 3(c) hereof.

(b)
Representations and Warranties. The representations and warranties of each Loan Party contained in the Loan Documents (including, without limitation, Article 5 of the Amended Agreement and Section 4 of this Amendment) shall be true and correct in all material respects (provided, that if any such representation and warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Amended Agreement.

(c)
Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

(d)
Expenses. The Administrative Agent and the Lenders shall have received, in immediately available funds, reimbursement or payment of all reasonable costs and expenses of the Administrative Agent and the Lenders (including, but not limited to, the reasonable fees and expenses of their respective counsel (including any local counsel)), respectively, required to be reimbursed or paid by the Loan Parties hereunder or under any other Loan Document.

(e)
Other Documents. The Administrative Agent and the Lenders shall have received such other certificates, documents, instruments, agreements and information with respect to the Loan Parties and the transactions contemplated by this Amendment as the Administrative Agent or the Lenders may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

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SECTION 4. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

(a)
Each Loan Party (i) is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite Governmental Approvals to (A) own its assets and carry on its business and (B) execute and deliver this Amendment and perform its obligations under each of this Amendment, the Amended Agreement and the Amended Account Pledge Agreement, except where the failure to have such Governmental Approvals, either singularly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (iii) is duly qualified and licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(b)
The execution and delivery by each Loan Party of this Amendment, and the performance by each Loan Party of this Amendment, the Amended Agreement and the Amended Account Pledge Agreement, have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of any Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation to which any Loan Party is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or the Collateral of any Loan Party is subject; (iii) violate any Law (including Regulation U or Regulation X issued by the FRB); or (iv) result in a limitation on any licenses, permits or other Governmental Approvals applicable to the business, operations or properties of any Loan Party except, in each case under clauses (ii), (iii) and (iv) above, to the extent such conflict, breach, contravention, violation or limitation could not be reasonably expected to have a Material Adverse Effect.

(c)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing or registration with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the Amended Agreement, the Amended Account Pledge Agreement or any other Loan Document, other than (i) those that have already been obtained and are in full force and effect, (ii) filings and registrations to perfect the Liens created by the Collateral Documents and (iii) those the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

(d)
(i) This Amendment has been duly executed and delivered by each Loan Party; and

(ii) each of this Amendment, the Amended Agreement and the Amended Account Pledge Agreement constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.

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(e)
Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated thereby, no Default or Event of Default has occurred and is continuing.

SECTION 5. Limitation on Scope. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Existing Agreement, the Existing Account Pledge Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Loan Parties requiring the consent of the Administrative Agent or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not, and shall not be deemed to have, waived any of their respective rights and remedies against the Loan Parties for any existing or future Defaults or Events of Default. The Administrative Agent and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement, the Account Pledge Agreement and the other Loan Documents, and each Loan Party expressly acknowledges such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement, the Account Pledge Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.

SECTION 6. Reference to and Effect on the Existing Agreement and the Other Loan Documents.

(iv)
Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Credit Agreement; (ii) each reference in the Existing Account Pledge Agreement to “this Pledge”, “hereunder”, “hereof” or words of like import referring to the Existing Account Pledge Agreement shall mean and be a reference to the Account Pledge Agreement; and (iii) each reference in any other Loan Document to “the Credit Agreement”, “the Account Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Agreement or the Existing Account Pledge Agreement, as applicable, shall mean and be a reference to the Credit Agreement or the Account Pledge Agreement, as applicable. This Amendment shall constitute a “Loan Document” executed and delivered in connection with the transactions contemplated by the Credit Agreement.

(v)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Agreement, the Existing Account Pledge Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement, the Existing Account Pledge Agreement or any other Loan Document. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations.

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SECTION 7. Costs and Expenses. [***]

SECTION 8. Post-Closing Obligations. No later than [***] after the Amendment Effective Date (or such later date as may be agreed by the Lenders in their sole discretion), the Loan Parties shall deliver, or cause to be delivered, to the Administrative Agent and the Lenders favorable opinions of (a) DLA Piper LLP (US), special counsel to the Loan Parties, (b) Brownstein Hyatt Farber Schreck, LLP, special Nevada counsel to the Loan Parties, and (c) Daugherty, Fowler, Peregrin, Haught & Jenson, Aviation Authority counsel to the Loan Parties, in each case, addressed to the Administrative Agent, the Collateral Agent and the Lenders and in form and substance reasonably satisfactory to the Lenders. Failure to provide any of the above-referenced opinions within such [***] period shall constitute an immediate Event of Default (with no grace period) under the Credit Agreement.

SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

SECTION 10. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT

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REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 11. Miscellaneous. This Amendment shall be subject to the provisions of Sections 12.04, 12.05, 12.13, 12.14, 12.16(b), 12.17 and 12.19 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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DocuSign Envelope ID: 22802692-C59C-400E-B3E6-AAFDD3810CC2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MESA AIRLINES, INC.

By Name: Brian S. Gillman

Title: Secretary

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

By: Mesa Airlines, Inc., its sole member

By Name: Brian S. Gillman

Title: Secretary MESA AIR GROUP, INC.

By Name: Brian S. Gillman

Title: Secretary

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DocuSign Envelope ID: 0AA8283F-0D3C-4CCC-A49F-527118533E2F

WILMINGTON BANK, NATIONAL

ASSOCIATION, as Administrative Agent and Collateral Agent

By Name: Chad May

Title: Vice President

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DocuSign Envelope ID: 0AA8283F-0D3C-4CCC-A49F-527118533E2F

UNITED AIRLINES, INC., as a Lender

By Name: Gerry Laderman

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DocuSign Envelope ID: 0AA8283F-0D3C-4CCC-A49F-527118533E2F

Title:

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DocuSign Envelope ID: 0AA8283F-0D3C-4CCC-A49F-527118533E2F

EVP and CFO

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EXHIBIT A

SCHEDULE 2.01

Commitments and Pro Rata Shares

Lender	Revolving Commitment Amount	Revolving Commitment Pro Rata Share
[***]	[***]	[***]

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EXHIBIT A

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EXHIBIT B

Form of Amendment No. 2 to Mortgage and Security Agreement (Mesa Spare Parts Facility) [Attached.]

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EXHIBIT B

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EXECUTION VERSION

AMENDMENT NO. 2 TO MORTGAGE AND SECURITY AGREEMENT (MESA SPARE PARTS FACILITY)

This AMENDMENT NO. 2 TO MORTGAGE AND SECURITY AGREEMENT (MESA

SPARE PARTS FACILITY), dated as of September 6, 2023 (this “Amendment”), is entered into by and among Mesa Airlines, Inc., a Nevada corporation (“Mesa”), Mesa Air Group Airline Inventory Management, L.L.C., an Arizona limited liability company (“Mesa Inventory Management”, and together with Mesa being referred to herein, individually, as a “Grantor” and, collectively, as the “Grantors”), and Wilmington Trust, National Association (“WTNA”) (as successor to First-Citizens Bank & Trust Company (as successor by merger to CIT Bank, N.A.)), acting as administrative agent and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

WHEREAS, the Grantors and the Collateral Agent are parties to that certain Mortgage and Security Agreement (Mesa Spare Parts Facility), dated as of August 12, 2016 (the “Original Mortgage”, as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” (which is more particularly described on Exhibit A attached hereto), as amended by this Amendment, the “Amended Agreement”, and as the Amended Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, the Grantors, Mesa Air Group, Inc., a Nevada corporation, as a Guarantor, the Lenders from time to time party thereto, and WTNA, as Administrative Agent, are parties to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of June 30, 2022 (as amended by (i) Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement, dated as of December 27, 2022, (ii) Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement, dated as of January 27, 2023, and (iii) Amendment No. 3 to Second Amended and Restated Credit and Guaranty Agreement and Amendment to Pledge of Accounts, dated as of September 6, 2023 (“Amendment No. 3 to Credit Agreement”), and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement or the Credit Agreement, as applicable.

WHEREAS, in connection with Amendment No. 3 to Credit Agreement and as a condition to the effectiveness thereof, the Grantors are required to enter into this Amendment.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

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SECTION 1. Amendments to Existing Agreement. The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a)
The definition of “Other Debt Obligations” contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Other Debt Obligations” means all debts, liabilities, obligations, covenants and duties of any Loan Party or any of its Subsidiaries owed to United from time to time under (i) the United CPA, (ii) any aircraft leases, engine leases or other operating leases of any Loan Party or any of its Subsidiaries with United, and (iii) any agreement or instrument evidencing Indebtedness of any Loan Party or any of its Subsidiaries held by United (other than the Obligations), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

SECTION 2. Conditions of Effectiveness of Amendment. The amendments to the Existing Agreement set forth in Section 1 hereof shall become effective as of the date hereof when, and only when, the Collateral Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto. The filing of this Amendment with the Aviation Authority shall constitute evidence that the amendments to the Existing Agreement set forth in Section 1 hereof are in effect.

SECTION 3. Representations and Warranties of the Grantors. Each Grantor represents and warrants as follows:

(a)
Each Grantor has all requisite power and authority and all requisite Governmental Approvals to execute and deliver this Amendment and perform its obligations under each of this Amendment and the Amended Agreement, except where the failure to have such Governmental Approvals, either singularly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b)
The execution and delivery by each Grantor of this Amendment, and the performance by each Grantor of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of any Grantor’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation to which any Grantor is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Grantor or the Collateral of any Grantor is subject; (iii) violate any Law (including Regulation U or Regulation X issued by the FRB); or (iv) result in a limitation on any licenses, permits or other Governmental Approvals applicable to the business, operations or properties of any Grantor except, in each case under clauses (ii), (iii) and (iv) above, to the

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extent such conflict, breach, contravention, violation or limitation could not be reasonably expected to have a Material Adverse Effect.

(c)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing or registration with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Grantor of this Amendment or the Amended Agreement, other than (i) those that have already been obtained and are in full force and effect, (ii) filings and registrations to perfect the Liens created by the Amended Agreement and (iii) those the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

(d)
(i) This Amendment has been duly executed and delivered by each Grantor; and (ii) each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of each Grantor that is party thereto, enforceable against each such Grantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.

SECTION 4. Limitation on Scope. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Existing Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Grantors requiring the consent of the Collateral Agent or any other Secured Party except to the extent specifically provided for herein. Except as expressly set forth herein, the Collateral Agent and the other Secured Parties have not, and shall not be deemed to have, waived any of its rights and remedies against the Grantors for any existing or future Defaults or Events of Default. The Collateral Agent and the other Secured Parties reserve the right to insist on strict compliance with the terms of the Security Agreement and the other Loan Documents, and each Grantor expressly acknowledges such reservation of rights. Any future or additional amendment of any provision of the Security Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.

SECTION 5. Reference to and Effect on the Existing Agreement and the Other Loan Documents.

(i)
Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to “this Mortgage”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Security Agreement; and (ii) each reference in any other Loan Document to “the Security Agreement”, “the Mortgage”, “thereunder”, “thereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Security Agreement. This Amendment shall constitute a “Loan

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Document” executed and delivered in connection with the transactions contemplated by the Credit Agreement.

(ii)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Collateral Agent or any other Secured Party under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document. Without limiting the generality of the foregoing, the Amended Agreement and all of the Collateral described therein do and shall continue to secure the payment of all Obligations.

SECTION 6. Costs and Expenses. [***]

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Collateral Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Collateral Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

SECTION 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT

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REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 9. Miscellaneous. This Amendment shall be subject to the provisions of Sections 12.14, 12.16(b) and 12.17 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

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DocuSign Envelope ID: 22802692-C59C-400E-B3E6-AAFDD3810CC2

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MESA AIRLINES, INC.

By: Name: Brian S. Gillman

Title: Secretary

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

By: Mesa Airlines, Inc., is sole member

By: Name: Brian S. Gillman

Title: Secretary

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DocuSign Envelope ID: F907169D-C7C6-468C-9116-9F8B2378728F

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WILMINGTON TRUST, NATIONAL

ASSOCIATION, as Collateral Agent

By: Name: Chad May

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Title:

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Vice President

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EXHIBIT A

DESCRIPTION OF EXISTING AGREEMENT:

Mortgage and Security Agreement (Mesa Spare Parts Facility), dated as of August 12, 2016, by Mesa Airlines, Inc. and Mesa Air Group Airline Inventory Management, L.L.C., as grantors, in favor of Wilmington Trust, National Association (as successor to First-Citizens Bank & Trust Company (as successor by merger to CIT Bank, N.A.)), as administrative agent and collateral agent, which was recorded by the Federal Aviation Administration on October 5, 2016 and assigned Conveyance No. CW010632, as supplemented by the following described instruments:

Instrument	Date of Instrument	FAA Recording Date	FAA Conveyance No.
Mortgage and Security Agreement Supplement No. 1 (Mesa Spare Parts Facility)	08/30/16	10/05/16	CW010632
Mortgage and Security Agreement Supplement No. 2 (Mesa Spare Parts Facility)	08/30/16	10/05/16	CW010632
Mortgage and Security Agreement Supplement No. 3 (Mesa Spare Parts Facility)	11/23/16	12/16/16	NJ008907
Mortgage and Security Agreement Supplement No. 4 (Mesa Spare Parts Facility)	09/27/19	10/30/19	LC013229
Mortgage and Security Agreement Supplement No. 5 (Mesa Spare Parts Facility)	09/27/19	10/30/19	LC013230
Mortgage and Security Agreement Supplement No. 6 (Mesa Spare Parts Facility)	04/23/20	05/27/20	LJ014394
Mortgage and Security Agreement Supplement No. 7 (Mesa Spare Parts Facility)	12/30/20	03/09/21	CF013605
Mortgage and Security Agreement Supplement No. 8 (Mesa Spare Parts Facility)	01/29/21	04/07/21	DT023131

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Mortgage and Security Agreement Supplement No. 9 (Mesa Spare Parts Facility)	09/08/21	12/13/21	DP027766

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4

Amendment No. 1 to Mortgage and Security Agreement (Mesa Spare Parts Facility)	as of 12/27/22	04/11/23	WV009599

Agency Resignation, Appointment, Assignment and Assumption Agreement, among Wilmington Trust, National Association, as Successor Collateral Agent, Mesa Airlines, Inc. and Mease Air Group Airline Inventory Management, L.L.C., as Borrowers, Mesa Air Group, Inc., and First-Citizens Bank & Trust Company, as Resigning Collateral Agent

	as of 1/27/23	06/07/23	SD027882

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